SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 17, 2003

DANAHER CORPORATION

(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	001-08089 (Commission File Number)	59-1995548 (IRS Employer Identification No.)

2099 Pennsylvania Avenue, N.W.

Washington, D.C. 20006-1813

(Address of Principal Executive Offices and Zip Code)

(202) 828-0850

(Registrant’s telephone Number, including area code)

Not applicable

(Former name or former address, if changed since last report)

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)	Exhibits – The following exhibit is provided as part of the information furnished under Item 9 and Item 12 of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press release — “ Danaher Corporation Announces Record First Quarter Results”

ITEM 9.    REGULATION FD DISCLOSURE.

On April 17, 2003, Danaher Corporation issued a press release announcing earnings for the quarter ended March 28, 2003. A copy of the release is furnished herewith as Exhibit 99.1 and incorporated by reference herein. This Current Report on Form 8-K and the press release attached hereto are being furnished by Danaher pursuant to Item 9 and Item 12 of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANAHER CORPORATION

By:	/s/ PATRICK W. ALLENDER
	Name:	Patrick W. Allender
	Title:	Executive Vice President - Chief Financial Officer and Secretary

Dated: April 16, 2003

Exhibit Index

Exhibit No.	Description
99.1	Press release — “Danaher Corporation Announces Record First Quarter Results”